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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       November 14, 1997
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                         PLATINUM SOFTWARE CORPORATION
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               (Exact name of Registrant as specified in charter)


         Delaware                     0-20740                   33-0277592
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(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)


195 Technology Drive, Irvine, California                           92618
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(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code         (714) 453-4000
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                                 Not Applicable
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         (Former name or former address, if changed, since last report)




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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

         On November 4, 1997, Platinum Software Corporation (the "Company"), entered into a definitive agreement (the "Merger Agreement") providing for the merger (the "Merger") of FS Acquisition Corp., a wholly owned subsidiary of the Company (the "Merger Sub") with and into FocusSoft, Inc., a Kentucky Corporation and pursuant to which FocusSoft would become a wholly owned subsidiary of the Company. The Merger was effected on November 14, 1997, (the "Effective Time") pursuant to the Articles of Merger by and between Merger Sub and FocusSoft filed with the Secretary of State for the Commonwealth of Kentucky. Pursuant to the terms of the Merger Agreement, the Company issued 2,474,794 shares of common stock in exchange for all of the outstanding shares of common stock of FocusSoft. The exchange ratio used with respect to the FocusSoft shares was 24.747937 ("Exchange Ratio"). In addition, each outstanding employee stock option of FocusSoft was assumed by the Company and has been converted to a right to acquire an aggregate of 225,206 shares of common stock of the Company with appropriate adjustments made to the exercise price based on the Exchange Ratio. Ten percent of the shares issued in the Merger, or 247,479 shares were placed into an escrow to cover indemnification claims in connection with the transaction.

         The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

         (C)     EXHIBITS.

         Exhibit Number

         2.1 Agreement and Plan of Reorganization By and Among the Company, FS Acquisition Corp., FocusSoft, Inc. and the Shareholders of FocusSoft, Inc. dated November 4, 1997. (Schedules not included pursuant to Rule 601(b)(2) of Regulation S-K.)

         99.1             Press Release dated November 4, 1997.

         99.2             Press Release dated November 17, 1997.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   PLATINUM SOFTWARE CORPORATION


Date: November 21,  1997                           By: /s/ Michael J. Simmons
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                                                       Michael J. Simmons
                                                       Chief Financial Officer

























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                                 EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number
                                                                  Sequentially
                                                                  Numbered Page


   2.1 Agreement and Plan of Reorganization By and Among the Company, FS Acquisition Corp., FocusSoft, Inc. and the Shareholders of FocusSoft, Inc. dated November 4, 1997. (Schedules not included pursuant to Rule 601(b)(2) of Regulation S-K.)

   99.1          Press Release dated November 4, 1997.

   99.2          Press Release dated November 17, 1997.

























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